Exhibit 99.1

News Release

Contacts:	ProFrac Holding Corp.
Austin Harbour – Chief Financial Officer
Michael Messina – SVP of Finance
investors@pfholdingscorp.com

ICR, Inc.
PFHoldingsIR@icrinc.com

ProFrac Holding Corp. Completes Refinancing of Asset-Based Lending Facility and Enhances Financial Flexibility

WILLOW PARK, TX – July 6, 2026 – ProFrac Holding Corp. (NASDAQ: ACDC) ("ProFrac" or the "Company") today announced that, on July 1, 2026, ProFrac Holdings II, LLC, as borrower (the “ABL Borrower”), the guarantors party thereto and the lenders party thereto entered into a new credit agreement with Eclipse Business Capital LLC (“Eclipse”), as agent, collateral agent, swingline lender, lead arranger and bookrunner, providing for a $300 million asset-based revolving credit facility (the “Eclipse ABL Credit Facility”), which refinanced and replaced the Company’s preexisting $275 million asset-based revolving credit facility under that certain Credit Agreement, dated as of March 4, 2022, with JPMorgan Chase Bank, N.A., as agent and collateral agent, as most recently amended by the Ninth Amendment to Credit Agreement, dated as of March 3, 2026 (the “Preexisting JPM ABL Facility”). The Eclipse ABL Credit Facility will mature in July 2030.

Highlights

•	Refinances the Preexisting JPM ABL Facility, which would mature in September 2027, with the Eclipse ABL Credit Facility, which matures in July 2030

•	Provides improved borrowing base terms to position the Company with increased liquidity

•	Improves maximum facility size from $275 million to $300 million

•	Extends the Company’s ABL maturity profile and provides additional runway

Transaction Overview

Proceeds of loans under the Eclipse ABL Credit Facility were used to repay amounts outstanding under the Preexisting JPM ABL Facility and to pay certain fees and expenses. This refinancing transaction provides the Company with additional liquidity compared to the Preexisting JPM ABL Facility and an extended ABL maturity profile to support continued execution of its strategic initiatives. The credit agreement governing the Eclipse ABL Credit Facility (the “Eclipse Credit Agreement”) provides for revolving commitments of up to $300 million on the closing date, compared to $275 million under the Preexisting JPM ABL Facility, and includes an uncommitted accordion feature that permits the ABL Borrower to request increases in the facility of up to $25 million in the aggregate, subject to the terms and conditions set forth therein, for a maximum facility size of up to $325 million.

The Eclipse ABL Credit Facility is secured by liens on substantially all of the assets of the ABL Borrower and the guarantors, subject to permitted liens, certain exceptions and the applicable intercreditor agreement. The liens securing the Eclipse ABL Credit Facility are first-priority liens on current asset collateral and, to the extent applicable, second-priority liens on fixed asset collateral.

Borrowings under the Eclipse Credit Agreement bear interest at Adjusted Term SOFR plus 4.25% until January 1, 2027, and thereafter at a per annum rate equal to either (i) the Base Rate plus an applicable margin ranging from 3.00% to 3.50% or (ii) Adjusted Term SOFR plus an applicable margin ranging from 4.00% to 4.50%, in each case based on availability and a fixed charge coverage ratio pricing grid.

The Eclipse Credit Agreement matures on July 1, 2030, unless terminated earlier in accordance with its terms, and borrowings thereunder are subject to customary conditions precedent. The Eclipse Credit Agreement also contains various representations, warranties and affirmative and negative covenants that the Company considers customary for asset-based lending facilities.

The Eclipse Credit Agreement contains customary events of default, including, without limitation, nonpayment of principal, reimbursement obligations in respect of letters of credit, interest, fees or other amounts, material inaccuracy of representations and warranties, covenant defaults, cross-defaults to certain material indebtedness, insolvency proceedings, judgments, ERISA events, change of control and certain invalidity or unenforceability events. During the continuance of an event of default, the applicable interest rate may increase by 2.00%, subject to certain exceptions and cure rights.

The foregoing description is a summary of the material terms of the Eclipse Credit Agreement and is not complete and is subject to, and qualified in its entirety by, the complete text of the Eclipse Credit Agreement which will be filed as an exhibit to the Company’s Current Report on Form 8-K.

Advisors

Moelis & Company LLC acted as exclusive placement agent, and Gibson, Dunn & Crutcher LLP acted as legal counsel to ProFrac in connection with the refinancing.

About ProFrac Holding Corp.

ProFrac Holding Corp. is a technology-focused, vertically integrated, innovation-driven energy services holding company providing hydraulic fracturing, proppant production, other completion services and other complementary products and services including distributed power generation to leading upstream oil and natural gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources throughout the United States. ProFrac operates in four business segments: Stimulation Services, Proppant Production, Manufacturing, and Flotek. For more information, please visit ProFrac’s website at www.PFHoldingsCorp.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be accompanied by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “momentum,” or similar words. Forward-looking statements relate to future events or the Company’s future financial or operating performance. These forward-looking statements include, among other things, statements regarding: the Company’s strategies and plans for growth; the Company’s positioning, resources, capabilities, and expectations for future performance; customer, market and industry demand and expectations; customer contracts, activity, relations, or pricing; fleet deployment levels; the Company’s expectations about price fluctuations, global activity, market reactions and macroeconomic conditions impacting the industry; competitive conditions in the industry; success of the Company’s ongoing strategic initiatives; the Company’s intention to increase the number of fully integrated fleets; the Company’s currently expected guidance regarding its 2026 financial and operational results; the Company’s ability to earn its targeted rates of return; the Company’s ability to achieve or realize benefits from its asset optimization program; pricing of the Company’s services in light of the prevailing market conditions; the Company’s currently expected guidance regarding its planned capital expenditures; statements regarding the Company’s liquidity and debt obligations; the Company’s anticipated timing for operationalizing and amount of contribution from its fleets and its sand mines; the amount of capital that may be available to the Company in future periods; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; any estimates and forecasts of financial and other performance metrics; and the Company’s outlook and financial and other guidance. Such forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability to achieve the anticipated benefits of the Company’s acquisitions, mining operations, and vertical integration strategy, including risks and costs relating to integrating acquired assets and personnel; risks that the Company’s actions intended to achieve its 2026 financial and operational guidance will be insufficient to achieve that guidance, either alone or in combination with external market, industry or other factors; the failure to operationalize or utilize to the extent anticipated the Company’s fleets and sand mines in a timely manner or at all; the Company’s ability to deploy capital in a manner that furthers the Company’s growth strategy, as well as the Company’s general ability to execute its business plans; the risk that the Company may need more capital than it currently projects or that capital expenditures could increase beyond current expectations; risks regarding the ability to access to additional capital on acceptable terms or at all; industry conditions, including fluctuations in supply, demand and prices for the Company’s products and services and for oil and natural gas; global and regional economic and financial conditions, including as they may be affected by hostilities in the Middle East and in Ukraine, as well as the instability in Venezuela; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved, in whole or part, or that any of the contemplated results of such forward-looking statements will be realized, including without limitation any expectations about the Company’s operational and financial performance or achievements through and including 2026. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.